Rule 497(e)

File Nos. 033-32199

811-05961

Varifund®

A Single Premium Variable Deferred Annuity Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its Variable Annuity-2 Series Account

Supplement dated January 11, 2006 to the Prospectus dated May 1, 2003

Please note the following changes to your Prospectus:

Effective January 1, 2006, the fees for the Gartmore GVIT Developing Markets Fund have changed as set forth below.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses
Gartmore GVIT Developing Markets Fund	1.05%	0.25%	0.38%	1.68%

The fee changes should be reflected on page 14 of your Prospectus.

This Supplement must be accompanied by, or read in conjunction with,

the Prospectus, dated May 1, 2003.

Please keep this supplement for future references.